AMENDMENT NO. 1
This Amendment No. 1 dated as of November 30, 2001
("Agreement") is among Global Industries, Ltd., a Louisiana
corporation ("Company"), and Global Offshore Mexico, S. de. R.L.
de C.V. ("Mexican Borrower"; which, with the Company, are
referred to as the "Borrowers"); the Lenders (as defined below)
executing this Agreement; and Bank One, NA, as administrative agent for the Lenders ("Administrative Agent").
INTRODUCTION
A. The Borrowers, the Lenders, and the Administrative
Agent are parties to the First Amended and Restated Credit
Agreement dated as of August 7, 2001 (as amended and restated, the "Credit Agreement").
B. The Borrowers, the Lenders, and the Administrative
Agent desire to amend the Credit Agreement in certain respects as set forth herein.
THEREFORE, the Borrowers, the Lenders, and the
Administrative Agent hereby agree as follows:
Section 1.  Definitions; References.  Unless otherwise defined in this Agreement, terms used in this Agreement which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.
Section 2.  Amendments.  The Credit Agreement is amended as
follows:
(a) The definition of Issuing Bank in Section 1.01 of the
Credit Agreement is amended in its entirety to read as follows:
"Issuing Bank" means Bank One, any Lender, and any
successor issuing bank pursuant to Section 8.12.
(b) The Leverage Ratio covenant in Section 6.10 of the
Credit Agreement is amended in its entirety to read as follows:
Section 6.10  Leverage Ratio.  The Company will
not permit its Leverage Ratio at the end of any fiscal
quarter to be greater than the levels indicated below
for the corresponding periods:
	Period							Ratio
Effective Date through September 30, 2001
	3.50 to 1.00
October 1, 2001 through December 31, 2001
	2.95 to 1.00
January 1, 2002 through March 31, 2002			2.95
to 1.00
April 1, 2002 through June 30, 2002				2.25
to 1.00
July 1, 2002 through September 30, 2002			2.00
to 1.00
October 1, 2002 through December 31, 2002
	1.75 to 1.00
January 1, 2003 and thereafter				1.75 to
1.00
(c) The Minimum Net Worth covenant in Section 6.11 is
amended by replacing "December 31, 2001" in subsections (a) and
(b) with "June 30, 2002".
(d) The Minimum Fixed Charge Coverage Ratio covenant in
Section 6.12 is amended in its entirety to read as follows:
Section 6.12.  Minimum Fixed Charge Coverage
Ratio.  The Company will not permit the Fixed Charge
Coverage Ratio at the end of any fiscal quarter to be
less than the following ratios during the following
periods:
Period							Ratio
Effective Date through September 30, 2001
	1.00 to 1.00
October 1, 2001 through December 31, 2001
	1.10 to 1.00
January 1, 2002 through March 31, 2002			1.25
to 1.00
April 1, 2002 through June 30, 2002				1.30
to 1.00
July 1, 2002 through September 30, 2002			1.35
to 1.00
October 1, 2002 through December 31, 2002
	1.40 to 1.00
January 1, 2003 and thereafter				1.40 to
1.00
(e) The Capital Expenditures covenant in Section 6.13 is
amended in its entirety to read as follows:
Section 6.13.  Capital Expenditures.  The Company
will not permit its consolidated Capital Expenditures
to exceed the following amount during the following
calendar years:
Calendar Year						Maximum
Amount
	2000
	$50,000,000.00
	2001							$60,000,000.00
	2002							$35,000,000.00
	2003							$40,000,000.00
	2004							$45,000,000.00
Section 3.  Representations and Warranties.  The Borrowers
represent and warrant to the Administrative Agent and the Lenders that:
(a) the representations and warranties set forth in the
Credit Agreement are true and correct in all material respects as of the date of this Agreement, except to the extent any such representation or warranty is stated to relate solely to an
earlier date, in which case such representation or warranty was true and correct in all material respects as of such earlier date;
(b) (i) the execution, delivery, and performance of this
Agreement have been duly authorized by appropriate proceedings, and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrowers, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and
(c) as of the effectiveness of this Agreement, no Default
or Event of Default has occurred and is continuing.
Section 4.  Effectiveness.  This Agreement shall become
effective and the Credit Agreement shall be amended as provided in this Agreement upon the occurrence of the following conditions precedent:
(a) the Borrowers, the Guarantors, the Administrative
Agent, and the Required Lenders shall have delivered duly and validly executed originals of this Agreement to the
Administrative Agent; and
(b) the representations and warranties in this Agreement
shall be true and correct in all material respects; and
(c) Borrowers shall have paid all appropriate arrangement
and amendment fees to the Administrative Agent and the Lenders.
Section 5.  Effect on Loan Documents.
(a) Except as amended herein, the Credit Agreement and the
Credit Documents remain in full force and effect as originally executed and amended heretofore.  Nothing herein shall act as a waiver of any of the Administrative Agent's or Lenders' rights under the Credit Documents, as amended, including the waiver of any Event of Default or Default, however denominated.
(b) This Agreement is a Credit Document for the purposes of
the provisions of the other Credit Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be an Event of Default or
Default under other Credit Documents.
Section 6.  Choice of Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the
State of New York.
Section 7.  Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original.
EXECUTED as of the date first above written.
GLOBAL INDUSTRIES, LTD.
By:
Name:
Title:
GLOBAL OFFSHORE MEXICO, S. DE R.L.
DE C.V.
By:
Name:
Title:
BANK ONE, NA,
individually and as Administrative
Agent


By:
Name:
Title:

BANK ONE, NA, as Issuing Bank
By:
Name:
Title:

CREDIT LYONNAIS NEW YORK BRANCH


By:
Name:
Title:

WELLS FARGO BANK TEXAS, N.A.


By:
Name:
Title:

WHITNEY NATIONAL BANK


By:
Name:
Title:

CREDIT SUISSE FIRST BOSTON


By:
Name:
Title:
By:
Name:
Title:

HIBERNIA NATIONAL BANK


By:
Name:
Title:

THE FUJI BANK, LIMITED


By:
Name:

Title:



NATEXIS BANQUE BFCE


By:
Name:
Title:
By:
Name:
Title:


MASSACHUSETTS MUTUAL LIFE
INSURANCE


By:
Name:
Title:


TRANSAMERICA EQUIPMENT FINANCIAL
SERVICES CORPORATION


By:
Name:
Title:


ACKNOWLEDGMENT AND CONSENT BY GUARANTORS
Each of the undersigned Guarantors (i) acknowledges its receipt of a copy of and hereby consents to all of the terms and conditions of the foregoing Amendment No. 1 and (ii) reaffirms its obligations under the Guaranties dated as of December 30, 1999, December 31, 1999, or January 26, 2000, as applicable, in favor of Bank One, NA, as Administrative Agent.
GIL HOLDINGS, L.L.C.
GLOBAL INDUSTRIES OFFSHORE, L.L.C.
GLOBAL PIPELINES PLUS, L.L.C.
GLOBAL MOVIBLE OFFSHORE PIPELINES,
L.L.C.
NORMAN OFFSHORE PIPELINES, INC.
GLOBAL DIVERS AND CONTRACTORS, L.L.C.
SUBTEC MIDDLE EAST LTD.


By:
	William J. Dore
	Chief Executive Officer


GLOBAL INDUSTRIES MEXICO HOLDINGS, S. DE
R.L. DE C.V.
GLOBAL VESSELS MEXICO, S. DE R.L. DE
C.V.
GLOBAL INDUSTRIES OFFSHORE SERVICES, S.
DE R.L. DE C.V.
GLOBAL INDUSTRIES SERVICES, S. DE R.L.
DE C.V.


By:
William J. Dore
	Chief Executive Officer


By:
						Peter S. Atkinson
						President


By:
						Russell J. Robicheaux
						Vice President, General Counsel

GLOBAL INTERNATIONAL VESSELS, LTD.


By:
	William J. Dore
	Chief Executive Officer

PIPELINES, INCORPORATED


By:
Name:
Title: